Annual
Report

March 31, 1998
Franklin Multi-Income Trust

Technology Update:
Franklin Templeton Combats
the Year 2000 Problem
By Charles B. Johnson,
President of Franklin Resources, Inc.

As we near the 21st century, Franklin Templeton is taking important steps to tackle the computer glitch dubbed the Year 2000 Problem, Y2K, or the Millennium Bug. The problem originated from the software designers' attempt to save memory by recording years in a two-digit format -- "98" instead of "1998," for example -- but didn't take into account that the year 2000 or "00," could also be interpreted as 1900. Uncorrected, this problem could prevent computers from accurately processing date-sensitive data after 1999.

Franklin Templeton's Information Services & Technology division established a Year 2000 Project Team that has already begun making the necessary software changes to help our computer systems, which service the funds and their shareholders, be Year 2000 compliant. As changes reach completion, we plan to conduct comprehensive tests to verify their effectiveness. We will also seek reasonable assurances from all of our major software or data-services suppliers that they will be Year 2000 compliant.

In addition, with an estimated 80% of businesses facing the Year 2000 Problem, mutual fund managers appreciate the impact it potentially could have on com-panies. That's why Franklin Templeton managers are aware of this issue when managing fund portfolios.



GRAPH PICTURE OMITTED



Charles B. Johnson
President
Franklin Multi-Income Trust



SHAREHOLDER LETTER

CONTENTS

Shareholder Letter            1

Manager's Discussion          3

Performance Summary           7

Portfolio Operations          9

Dividend
Reinvestment Plan            10

Annual Meeting
of Shareholders              14

Financial Highlights &
Statement of Investments     15

Notes to
Financial Statements         25

Independent
Auditors' Report             28


Dear Shareholder:

We are pleased to bring you the Franklin Multi-Income Trust (the Trust) annual report for the period ended March 31, 1998.

The year under review began with moderate growth, rising employment, lower interest rates and relatively little inflationary pressure for the U.S. economy. In the fourth quarter of 1997, the Asian currency crises created economic havoc in many countries throughout the region, with global effects. In the U.S., the Dow Jones(R) Industrial Average (the Dow) dropped 7.18% on October 27, 1997. By the end of the fund's fiscal year, the Dow had rebounded, and stood at 8799.81, compared with 6583.48 a year earlier.*

Many concerns and uncertainties remain regarding the impact of the Asian financial crises. Yet, we believe the situation should not derail the U.S. economy's underlying strength. Export competitiveness should improve as Asian foreign currencies recover and stabilize. The Asian situation resulted in a "flight to quality," and U.S. financial markets have become attractive to investors worldwide.


*The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue chip stocks.

Recent U.S. economic conditions benefited utility stocks and high yield corporate bonds -- major investment sectors for the Trust. The S&P(R) Utilities Index's total return was 29.9% for the year ended March 31, 1998. CS First Boston High Yield Index had a 14.33% total return for the same period.*

Franklin Multi-Income Trust also performed favorably in this environment, and the Manager's Discussion beginning on page 3 provides specific details about your trust's performance and investment strategies.

As always, we appreciate your continued investment in Franklin Multi-Income Trust and look forward to serving your future investment needs.

Sincerely,



Charles B. Johnson
President
Franklin Multi-Income Trust



*Source: Standard & Poor's(R) Micropal. The S&P Utilities Index is a capitalization-weighted index of all stocks, designed to measure the performance of the utility sector of the Standard & Poor's 500 Index. The Credit Suisse First Boston High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. Indices do not pay management fees or operating expenses. An index is a measure of performance and one cannot invest in it directly.


MANAGER'S DISCUSSION

--------------------------------------------------------------------------------
Your Fund's Objective: Franklin Multi-Income Trust seeks to provide high current income consistent with preservation of capital.
--------------------------------------------------------------------------------

Franklin Multi-Income Trust (NYSE: FMI) generated a cumulative total return of +32.57% for the twelve-month period ended March 31, 1998, based on its change in market price on the New York Stock Exchange.

The Trust  benefited  from the strong  performance  of individual  securities we selected for its portfolio in addition to solid market and economic fundamentals. Benign inflation and falling interest rates provided a favorable environment for the Trust's bond holdings, and the strong performance of the utilities sector benefited the Trust's utilities stock exposure.

SECTOR DISCUSSIONS

INDUSTRIAL

The Trust benefited from its industrial sector exposure due to healthly performance from such individual securities as Nortek Inc. and Allied Waste Industries Inc. Strength in the building cycle and building products bolstered Nortek, a diversified building product manufacturer, as did the company's expansion of its distribution channels into do-it-yourself chains and the HVAC (heating, ventilation, air conditioning) market. In addition, Nortek gained advantage from successful integration of Ply Gen and NuTone, two acquisitions during the period. Allied Waste's positive performance largely resulted from its purchase of Laidlaw Environmental Services Inc.'s solid waste assets and its success in integrating operations and spinning off non-core divisions.


You will find a complete listing of the Trust's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 16 of this report.



GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT



Franklin Multi-Income Trust
Top 10 Holdings
3/31/98

COMPANY                                         % OF TOTAL
INDUSTRY                                        NET ASSETS
----------------------------------------------------------
New Century
Energies, Inc.
Utility (stock)                                   5.1%

FPL Group, Inc.
Utility (stock)                                   3.1%

CINergy Corp.
Utility (stock)                                   3.0%

Pacific Enterprises
Utility (stock)                                   2.9%

Southern Co.
Utility (stock)                                   2.5%

Dominion Resources, Inc.
Utility (stock)                                   2.5%

New Jersey Resources Corp.
Utility (stock)                                   2.5%

Allegheny Power Systems, Inc.
Utility (stock)                                   2.4%

Millicom International
Cellular, Inc.
Wireless Communication
(bond)                                            2.2%

American Electric
Power Co., Inc.
Utility (stock)                                   2.1%


Broadcasting/Media

Rapid consolidation within the broadcasting and media industries, initiated by government deregulation and sustained by a healthy advertising environment, created larger, more diversified corporations. Sullivan Broadcasting Holdings, a Trust holding, was a significant beneficiary of this trend as the company is in the process of being acquired by Sinclair Capital, a more diversified broadcasting company with a stronger credit profile.

Utilities

Deregulation of domestic utilities continued during the year under review, and the Trust closely monitored events and maintained its focus on companies that we believe were poised to perform well in an increasingly competitive environment. Although the transition to a deregulated electric utilities industry is not yet complete, much of the uncertainty surrounding the process was resolved as several states passed legislation outlining the industry's restructuring over the next 5 to 10 years. California, Massachusetts and Illinois passed deregulation laws in 1997, and as many as 20 more states may follow in 1998 and 1999. We believe that as more individual states establish definitive regulatory plans, more uncertainties will be resolved and stocks should do well.

With regard to selecting specific utility securities, we try to identify those companies with strong management teams, attractive service territories and efficient, low-cost operations. Several domestic electric utilities fit this profile and have contributed strong gains in the dynamic environment brought about by deregulation. One such company is FPL Group, Inc., a Florida-based electric utility, which generated a 51.19% total return over the twelve-month period ended March 31, 1998. FPL's performance was largely a result of a mild regulatory environment and an exceptionally strong balance sheet. The Trust also benefited from BellSouth Corp., a large telecommunications company, which posted excellent earnings growth, driven by rapid expansion of its cellular and local telephone services. BellSouth's twelve-month total return was 64.97% for the period ended March 31, 1998.

Wireless Communication

The wireless industry experienced rapid subscriber growth driven by declining service costs, increasing mobility of the general population and a continued movement toward a service-based economy. In addition, in markets historically dominated by oligopolies, the number of providers per market rose, as we witnessed the entrance of several additional cellular providers with the introduction of broadband personal communications services (PCS). Such increased competition led to price compression, making cellular service more affordable. As a consequence, usage and market penetration increased, so although companies may experience some loss of market share due to increased competition, this is largely offset by the overall growth of the revenue pie. In particular, Nextel Communications and Sygnet Wireless, Inc., two of the Trust's holdings, profited from these trends.

What's Ahead

Recent economic data suggests moderate to slow economic growth accompanied by benign inflation and stable to declining interest rates. If this environment persists, high-yield corporate bonds and utility equities should remain attractive investments over the short to intermediate term, which would bode favorably for Franklin Multi-Income Trust.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of March 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Trust's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


PERFORMANCE SUMMARY

Franklin  Multi-Income  Trust's  closing  price on the New York  Stock  Exchange
(NYSE) increased $1.625, from $9.375 on March 31, 1997, to $11.00 on March 31, 1998. The Trust's share price, as measured by net asset value, increased $1.64, from $10.34 to $11.98 for the same period.

During the reporting period, the Trust's distributions totaled $1.26 per share. This included a December 1997 distribution consisting of the monthly dividend of
6.4 cents ($0.064), a long-term capital gain of 46.8 cents ($0.468) and a short-term capital gain of 2.4 cents ($0.024). Distributions will vary based on income earned by the fund and any profits realized from the sale of securities in the portfolio as well as the level of the fund's operating expenses. Past distributions are not predictive of future trends.

Based on an annualization of March's monthly per-share dividend of 6.4 cents ($0.064) and the NYSE closing price of $11.00 on March 31, 1998, the Trust's distribution rate was 6.98%.


Franklin Multi-Income Trust
Dividend Distributions
4/1/97 - 3/31/98


                       Dividend
Month                  per share
--------------------------------
April                  6.4 cents
May                    6.4 cents
June                   6.4 cents
July                   6.4 cents
August                 6.4 cents
September              6.4 cents
October                6.4 cents
November               6.4 cents
December               6.4 cents
January                6.4 cents
February               6.4 cents
March                  6.4 cents
--------------------------------
Total                 76.8 cents


Franklin Multi-Income Trust reported a +32.57% cumulative total return for the 12-month period ended March 31, 1998. Total return reflects the change in the Trust's market price on the NYSE. Based on the change in net asset value (as opposed to market price), total return for the same period was +30.91%. All total returns assume reinvestment of dividends and capital gains according to the terms specified in the Trust's dividend reinvestment plan.

We urge you to view your investment in Franklin Multi-Income Trust with a long-term perspective. As the chart shows, the Trust reported a +227.91% cumulative total return, based on net asset value, since its inception on October 9, 1989.

Franklin Multi-Income Trust
Periods ended 3/31/98

                                                         Since
                                                       Inception
                                     1-Year   5-Year   (10/9/89)
--------------------------------------------------------------------------------

Cumulative Total Return1

  Based on change in net asset value 30.91%   85.70%    227.91%

  Based on change in market price    32.57%    72.90%   165.75%

Average Annual Total Return1

  Based on change in net asset value  30.91%  13.18%    15.21%
--------------------------------------------------------------------------------

  Based on change in market price     32.57%   11.57%    12.36%

Distribution Rate2           6.98%


1. Total return calculations represent the change in value of an investment over the periods indicated and assume reinvestment of all distributions according to the terms specified in the Trust's dividend reinvestment plan.

2. Distribution rate is based on an annualization of March's 6.4 cent per share monthly dividend and the New York Stock Exchange closing price of $11.00 on March 31, 1998.

Franklin Multi-Income Trust paid distributions derived from long-term captial gains of 46.80 cents ($0.4680) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852(b)(3) of the Internal Revenue Code.



             Past performance is not predictive of future results.



PORTFOLIO OPERATIONS



Christopher Molumphy
Senior Portfolio Manager
Franklin Advisers, Inc.
--------------------------------------------------------------------------------
Christopher Molumphy holds a Bachelor of Arts degree in economics from Stanford University and a Master's degree in finance from the University of Chicago. He has been with Franklin Advisers since 1988. Molumphy is a Chartered Financial Analyst (CFA) and a member of several securities industry associations. He has managed the Franklin Multi-Income Trust since 1991.

DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN

The Trust's Dividend Reinvestment Plan and Cash Purchase Plan (the "Plan") offers you a prompt and simple way to reinvest income dividends and capital gain distributions in shares of the Trust. The Plan also allows you to purchase additional shares of the Trust by making voluntary cash payments. First Data Investor Services Group (the "Plan Agent"), P.O. Box 8030, Boston, Massachusetts, 02266-8030, acts as your Plan Agent in administering the Plan. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Trust's Dividend Reinvestment and Cash Purchase Plan Brochure dated December 1997. A copy of that Brochure may be obtained from the Trust at the address on the cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Trust declares a dividend or capital gain distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Trust purchased on your behalf by the Plan Agent.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Trust. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to Franklin Multi-Income Trust and sent to First Data Investor Services Group, P.O. Box 8030, Boston, Massachusetts, 02266-8030.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Trust which are purchased in the open market.

The Plan Agent will invest cash payments on approximately the 15th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payments date. Under no circumstances will interest be paid on your funds held by the Plan Agent. Accordingly, you should send any voluntary cash payments which you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than 2 business days before an investment date. Payments received less than 2 business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the written notice is received by the Plan Agent not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and distributions, since the Plan Agent's fees are paid by the Trust. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on such dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, shareholders generally will be treated as having received a distribution equal to the cash distribution that you have been paid.

The Trust does not issue new shares in connection with the Plan. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value you will receive shares that were purchased at a price greater than net asset value per share in connection with purchases through the Plan.

You will receive a monthly account statement from the Plan Agent, showing total dividends and distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan at any time, without penalty, by notifying the Plan Agent in writing at the address above. If you withdraw from the Plan, you may specify either: (a) that you wish to receive, without charge, stock certificates issued in your name for full shares; or (b) that you prefer the Plan Agent to sell your shares and send your proceeds less brokerage commissions and a $5.00 fee. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.


ANNUAL MEETING OF SHAREHOLDERS


July 16, 1997

At an Annual Meeting of Shareholders of Franklin Multi-Income Trust on July 16, 1997, shareholders of the Trust voted as follows:

1. Regarding the election of trustees to be Class Two Trustees of the Trust, to hold office for a three-year term ending in 2000.

                                         % of                                   % of
                                      Outstanding    % of                    Outstanding   % of
                            FOR         SHARES       VOTED        AGAINST      SHARES      VOTED
-------------------------------------------------------------------------------------------------
S. Joseph Fortunato    3,588,386.703    61.260%     98.169%     66,913.443     1.142%     1.831%

David W. Garbellano*   3,581,418.992    61.141%     97.979%     73,881.144     1.261%     2.021%

Frank W. T. LaHaye     3,599,098.992    61.443%     98.462%     56,201.144     0.959%     1.538%


2. Regarding the ratification of the selection of Coopers & Lybrand L.L.P., Certified Public Accountants, as the independent auditors for the Trust for the fiscal year ending March 31, 1998.

                                         % of                                   % of
                                      Outstanding    % of                    Outstanding   % of
                            FOR         SHARES       VOTED        AGAINST      SHARES      VOTED
-------------------------------------------------------------------------------------------------
                       3,590,001.843    61.288%     98.214%     11,971.638     0.204%     0.328%


*The Board notes with deep regret the passing of director David W. Garbellano, on September 27, 1997. A search for a qualified candidate to fill this vacancy is underway.


FRANKLIN MULTI-INCOME TRUST
Financial Highlights

                                                                            YEAR ENDED MARCH 31,
                                                             ------------------------------------------------
                                                              1998      1997       1996      1995      1994
                                                             ------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                            $10.34    $10.61     $9.60     $9.97     $11.38
                                                             ------------------------------------------------
Income from investment operations:
 Net investment income                                           .72       .79       .78       .78        .84
 Net realized and unrealized gains (losses)                     2.18        --      1.11      (.08)      (.78)
                                                             ------------------------------------------------
Total from investment operations                                2.90       .79      1.89       .70        .06
                                                             ------------------------------------------------
Less distributions:
 Net investment income                                          (.74)     (.77)     (.77)     (.78)      (.85)
 In excess of net investment income                             (.03)       --        --      (.01)        --
 Net realized gains                                             (.49)     (.29)     (.11)     (.28)      (.62)
                                                             ------------------------------------------------
Total distributions                                            (1.26)    (1.06)     (.88)    (1.07)     (1.47)
                                                             ------------------------------------------------
Net asset value, end of year                                  $11.98    $10.34    $10.61     $9.60      $9.97
                                                             ================================================
Market value, per share end of year1                          $11.000    $9.375    $9.000    $8.750     $9.750
                                                             ================================================

Total return (based on market value per share)2                32.57%    16.24%    12.87%     1.46%      5.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                               $70,190    $60,594   $62,153    $56,230   $58,391
Ratios to average net assets:
 Expenses                                                       3.00%     3.14%     3.21%     3.00%      2.90%
 Net investment income                                          6.47%     7.48%     7.53%     6.37%      6.00%
Portfolio turnover rate                                        45.31%    44.40%    35.06%    29.77%     28.90%
Average commission rate paid3                                   $.0524    $.0522    $.0536      --         --
Total debt outstanding at end of year (000's omitted)         $16,000    $16,000   $16,000    $16,000   $15,974
Asset coverage per $1,000 of debt                             $ 4,387    $ 3,787   $ 3,885    $ 3,514   $ 3,655
Average amount of notes per share during the year              $2.73     $2.73     $2.73     $2.73      $2.73


1Based on the last sale on the New York Stock Exchange.
2Total return is not annualized.
3Relates to purchases and sales of equity securities. Prior to fiscal year end 1996 disclosure of average commission rate was not required.



                       See notes to financial statements.



FRANKLIN MULTI-INCOME TRUST
Statement of Investments, March 31, 1998


                                                                                 SHARES/
                                                                                 WARRANTS         VALUE
----------------------------------------------------------------------------------------------------------
  a,cCommon Stocks and Warrants  51.7%
  Broadcasting  .7%
  aSullivan Broadcast Holdings                                                   16,000          $ 496,000
                                                                                               -----------
  Consumer Products  .6%
  RJR Nabisco Holdings Corp.                                                     14,000            438,375
                                                                                               -----------
  Energy  2.4%
  Contectiv, Inc.                                                                20,000            438,750
  Ultramar Diamond Shamrock Corp.                                                33,300          1,173,825
                                                                                               -----------
                                                                                                 1,612,575
                                                                                               -----------
  Industrial  .5%
  aAnacomp, Inc.                                                                 20,565            313,616
                                                                                               -----------
  aThermadyne Holdings Corp.                                                        518             17,547
                                                                                               -----------
                                                                                                   331,163
                                                                                               -----------
  Lodging
  aHost Marriott Corp.                                                              526              9,961
  Marriott International, Inc.                                                      526             19,561
  Marriott International, Class A                                                   526             18,837
  Sodexho Marriott Services, Inc.                                                   131              3,493
                                                                                               -----------
                                                                                                    51,852
                                                                                               -----------
  Metals and Mining
  aGulf States Steel, Inc., warrants                                              1,000              5,000
                                                                                               -----------
  Telecommunications 3.0%
  Ameritech Corp.                                                                20,000            988,750
  BellSouth Corp.                                                                12,000            810,750
  aOrion Network Systems, Inc., warrants                                          1,000             13,125
  SBC Communications, Inc.                                                        7,000            305,375
                                                                                               -----------
                                                                                                 2,118,000
                                                                                               -----------
  Utilities 44.5%
  Allegheny Energy, Inc.                                                         50,000          1,678,125
  American Electric Power Co., Inc.                                              30,000          1,507,500
  Central & South West Corp.                                                     29,900            799,825
  Cinergy Corp.                                                                  57,200          2,116,400
  Dominion Resources, Inc.                                                       41,000          1,722,000
  DPL, Inc.                                                                      75,900          1,480,050
  Duke Energy Corp.                                                              17,000          1,012,563
  Edison International                                                           14,500            425,938
  Enova Corp.                                                                    34,000            949,875
  Enron Corp.                                                                    21,626          1,002,906
  Entergy Corp.                                                                  25,400            755,650
  Florida Progress Corp.                                                         25,000          1,042,188
  FPL Group, Inc.                                                                33,900          2,178,075
  New Century Energies, Inc.                                                     71,000          3,576,625
  New England Electric System                                                     6,800            310,675
  New Jersey Resources Corp.                                                     43,900          1,720,331
  OGE Energy Corp.                                                               15,600            902,850
  Utilities (cont.)
  Pacific Enterprises                                                            49,600        $ 2,024,300
  PacifiCorp                                                                     50,000          1,231,250
  Puget Sound Energy, Inc.                                                       25,000            704,688
  SCANA Corp.                                                                    40,000          1,237,500
  Southern Co.                                                                   63,100          1,747,081
  Texas Utilities Co.                                                            28,100          1,104,681
                                                                                               -----------
                                                                                                31,231,076
                                                                                               -----------
  Total Common Stocks and Warrants (Cost $24,082,525)                                           36,284,041
                                                                                               -----------
  Partnership Units
  Financial Services
  a,cPG Partners I, L.P. Preference Units (Cost $0)                                   1             27,333
                                                                                               -----------
  Preferred Stocks  7.8%
  Broadcasting  1.6%
  Sinclair Capital,  11.625% pfd.                                                10,000          1,097,500
                                                                                               -----------
  Food & Beverage  .8%
  Ralston Purina Co.,  7.00% cvt. pfd.                                            9,300            587,063
                                                                                               -----------
  Energy  1.9%
  CMS Energy Corp.,  7.75% quarterly cvt. pfd.                                   22,000          1,390,125
                                                                                               -----------
  Lodging  .6%
  Hilton Hotels,  8.00% cvt. pfd.                                                14,000            416,500
                                                                                               -----------
  Telecommunications  1.4%
  Nortel Inversora SA,  10.00% cvt. pfd. (Argentina)                             15,000            952,500
                                                                                               -----------
  Transportation  1.5%
  CNF Trust I,  5.00% cvt. pfd., Series A                                         5,700            330,600
  Union Pacific Corp., 144A,  6.25% quarterly cvt. pfd.                          13,300            708,225
                                                                                               -----------
                                                                                                 1,038,825
                                                                                               -----------
  Total Preferred Stocks (Cost $4,589,319)                                                       5,482,513
                                                                                               -----------

                                                                                                 PRINCIPAL
                                                                                                  AMOUNT*
                                                                                                 ---------
  Non-Convertible Bonds  58.4%
  Automotive  2.6%
  Advanced Accessory Systems, senior sub. notes, 144A,  9.75%, 10/01/07       $ 500,000            516,250
  Aetna Industries, Inc., senior notes,  11.875%, 10/01/06                    1,000,000            965,000
  bHarvard Industries, Inc., senior notes,  11.125%, 8/01/05                  1,000,000            375,000
                                                                                               -----------
                                                                                                 1,856,250
                                                                                               -----------
  Broadcasting  4.1%
  Chancellor Media Corp., senior sub. notes,  8.75%, 6/15/07                  1,000,000          1,050,000
  LIN Television Corp., senior disc. notes, 144A, zero coupon to 3/01/03,
   10.00% thereafter, 3/01/08                                                 1,000,000            632,500
  Sullivan Broadcast Holdings, senior deb.,  13.25%, 12/15/06                 1,000,000          1,200,000
                                                                                               -----------
                                                                                                 2,882,500
                                                                                               -----------
  Cable  .7%
  Diamond Holdings, Plc., senior notes, 144A, 9.125%, 2/01/08 (United Kingdom)$ 500,000         $  513,750
                                                                                               -----------
  Chemical Products  1.5%
  Huntsman Corp., senior sub. notes, 144A, 9.50%, 7/01/07                     1,000,000          1,025,000
                                                                                               -----------
  Consumer Products  2.8%
  E & S Holdings Corp., senior sub. notes, Series B, 10.375%, 10/01/06          500,000            418,125
  Revlon Consumer Products Corp., senior sub notes, 144A, 8.625%, 2/01/08     1,000,000          1,015,000
  RJR Nabisco, Inc., senior notes, 9.25%, 8/15/13                               500,000            557,144
                                                                                               -----------
                                                                                                 1,990,269
                                                                                               -----------
  Containers and Packaging  2.8%
  Anchor Glass, first mortgage, 144A, 11.25%, 4/01/05                         1,000,000          1,110,000
  Graham Packaging Co., senior sub. notes, 144A, 8.75%, 1/15/08                 200,000            200,500
  Graham Packaging Holdings, senior disc. notes, 144A, zero coupon to 1/15/03,
   10.75% thereafter, 1/15/09                                                   200,000            125,000
  U.S. Can Corp., senior sub. notes, Series B, 10.125%, 10/15/06                500,000            537,500
                                                                                               -----------
                                                                                                 1,973,000
                                                                                               -----------
  Energy  3.1%
  Abraxas Petroleum Corp., senior notes, Series B, 11.50%, 11/01/04             200,000            206,500
  Abraxas Petroleum Corp., senior notes, 144A, 11.50%, 11/01/04                 600,000            618,000
  Dailey International, Inc., senior notes, 144A, 9.50%, 2/15/08                300,000            302,250
  Forcenergy, Inc., senior sub. notes, 9.50%, 11/01/06                          500,000            521,250
  Pride Petroleum Services, Inc., senior notes, 9.375%, 5/01/07                 500,000            530,000
                                                                                               -----------
                                                                                                 2,178,000
                                                                                               -----------
  Food Retailing  3.1%
  Fleming Cos., Inc., senior sub. notes, 10.50%, 12/01/04                     1,000,000          1,065,000
  Penn Traffic Co., senior notes, 8.625%, 12/15/03                            1,000,000            820,000
  Shoppers Food Warehouse Corp., senior notes, 9.75%, 6/15/04                   250,000            266,875
                                                                                               -----------
                                                                                                 2,151,875
                                                                                               -----------
  Foreign Government Agencies  .6%
  ESCOM, E168, utility deb., 11.00%, 6/01/08 (South Africa)                   2,175,000    ZAR     377,463
                                                                                               -----------
  Health Care  2.3%
  Abbey Healthcare Group, Inc., senior sub. notes, 9.50%, 11/01/02            1,000,000          1,010,000
  Magellan Health Services, Inc., senior sub notes, 144A, 9.00%, 2/15/08        600,000            606,000
                                                                                               -----------
                                                                                                 1,616,000
                                                                                               -----------
  Industrial  6.8%
  Allied Waste Industries, Inc., senior disc. notes, zero coupon to 6/01/02,
   11.30% thereafter, 6/01/07                                                 1,500,000          1,110,000
  Clark R&M Inc., senior sub. notes, 8.875%,11/15/07                          1,000,000          1,017,500
  Derlan Industries, Ltd., senior notes, 10.00%, 1/15/07 (Canada)               500,000            527,500
  Falcon Building Products, senior disc. notes, Series B, zero coupon to 6/15/02,
   10.50% thereafter, 6/15/07                                                   500,000            342,500
  Intertek Finance, Plc., senior sub. notes, Series B, 10.25%,11/01/06
   (United Kingdom)                                                             500,000            537,500
  Nortek, Inc., senior notes, Series B, 9.125%, 9/01/07                         500,000            518,750
  Industrial (cont.)
  Oshkosh Truck Corp., senior sub notes, 144A, 8.75%, 3/01/08                 $ 400,000          $ 406,000
  Universal Compression, Inc., senior disc. notes, 144A, zero coupon to 2/15/03,
   9.875% thereafter, 2/15/08                                                   500,000            316,875
                                                                                               -----------
                                                                                                 4,776,625
                                                                                               -----------
  Information and Technology Systems .8%
  Celestica International, Inc., senior sub. notes, 10.50%, 12/31/06 (Canada)   500,000            545,000
                                                                                               -----------
  Media 4.9%
  Big Flower Press Holdings, Inc., senior sub. notes, 144A, 8.875%, 7/01/07     500,000            516,250
  Century Communication Corp., senior disc. notes, 144A, zero coupon, 1/15/08 1,000,000            440,000
  Fox Kids Worldwide, Inc., senior notes, 144A, 9.25%, 11/01/07                 300,000            303,000
  Fox/Liberty Network L.L.C., senior disc. notes, zero coupon to 8/15/02,
   9.75% thereafter, 8/15/07                                                  1,000,000            687,500
  Outdoor Systems, Inc., senior sub. notes, 8.875%, 6/15/07                   1,000,000          1,055,000
  Six Flags Entertainment Corp., senior notes, 8.875%, 4/01/06                  400,000            409,250
                                                                                               -----------
                                                                                                 3,411,000
                                                                                               -----------
  Metals and Mining  1.5%
  LTV Corp., senior notes, Series AI, 8.20%, 9/15/07                          1,000,000          1,017,500
                                                                                               -----------
  Paper and Forest Products 1.2%
  Pindo Deli Finance Mauritius Ltd., senior notes, 144A, 10.75%,
   10/01/07 (Indonesia)                                                       1,000,000            822,500
                                                                                               -----------
  Restaurant 1.6%
  AmeriServe Food Co., senior sub. notes, 10.125%, 7/15/07                      750,000            810,000
  AmeriServe Food Dist., Inc., senior sub. notes, 8.875%, 10/15/06              250,000            258,750
                                                                                               -----------
                                                                                                 1,068,750
                                                                                               -----------
  Retail  .7%
  Specialty Retailers, Inc., senior notes, Series B, 8.50%, 7/15/05             500,000            516,250
                                                                                               -----------
  Telecommunications 3.1%
  Flag Limited, senior notes, 144A, 8.25%, 1/30/08 (Bermuda)                    200,000            205,000
  Intermedia Communications Inc., senior disc. notes, Series B, zero coupon to 7/15/02,
   11.25% thereafter, 7/15/07                                                 1,250,000            934,375
  NEXTLINK Communications, Inc., senior notes, 9.625%, 10/01/07                 500,000            532,500
  NEXTLINK Communications, Inc., senior notes, 144A, 9.00%, 3/15/08             500,000            515,625
                                                                                               -----------
                                                                                                 2,187,500
                                                                                               -----------
  Textiles and Apparel  1.5%
  Collins & Aikman Floor Coverings Inc., senior sub. notes, Series B,
   10.00%, 1/15/07                                                            1,000,000          1,047,500
                                                                                               -----------
  Utilities - Electric 1.1%
  AES Corp., senior sub. notes, 144A, 8.50%, 11/01/07                           750,000            774,373
                                                                                               -----------
  Wireless Communication 11.6%
  Arch Communications Group, Inc., senior disc. notes, zero coupon to 3/15/01,
   10.875% thereafter, 3/15/08                                                1,000,000            580,000
  Comcast Cellular Corp., senior notes, Series B, 9.50%, 5/01/07              1,000,000          1,055,000
  Metrocall, Inc., senior sub. notes, 9.75%, 11/01/07                         1,000,000          1,035,000
  Wireless Communication (cont.)
  Millicom International Cellular SA, senior disc. notes, zero coupon to 6/01/01,
   13.50% thereafter, 6/01/06 (Luxembourg)                                    $2,000,000       $ 1,575,000
  Nextel Communications, senior disc. notes, zero coupon to 2/15/99,
   9.75% thereafter, 8/15/04                                                  1,000,000            965,000
  Orion Network Systems, Inc., units, senior disc. notes, zero coupon to 1/15/02,
   12.50% thereafter, 1/15/07                                                 1,000,000            785,000
  Paging Network, Inc., senior sub. notes, 10.00%, 10/15/08                   1,000,000          1,055,000
  Sygnet Wireless, Inc., senior notes, 11.50%, 10/01/06                       1,000,000          1,125,000
                                                                                               -----------
                                                                                                 8,175,000
                                                                                               -----------
  Total Non-Convertible Bonds (Cost $38,859,498)                                                40,906,105
                                                                                               -----------
  Convertible Bonds 2.1%
  Consumer Products .3%
  Rent-Way, Inc., cvt. sub. deb., 7.00%, 2/01/07                                100,000            185,625
                                                                                               -----------
  Information and Technology Systems 1.1%
  Dovatron International, Inc., cvt. sub. notes, 144A, 6.00%, 10/15/02          500,000            627,500
  Reptron Electronics, Inc., cvt. sub. notes, 6.75%, 8/01/04                    200,000            152,000
                                                                                               -----------
                                                                                                   779,500
                                                                                               -----------
  Real Estate Investment Trust .7%
  Macerich Co., cvt. sub. notes, 144A, 7.25%, 12/15/02                          500,000            512,500
                                                                                               -----------
  Total Convertible Bonds (Cost $1,401,572)                                                      1,477,625
                                                                                               -----------
  Total Investments (Cost $68,932,914) 120.0%                                                   84,177,617
  Other Assets, less Liabilities (20.0)%                                                       (13,987,787)
                                                                                               -----------
  Net Assets 100.0%                                                                            $70,189,830
                                                                                               ===========

CURRENCY ABBREVIATIONS
ZAR - South African Rand





* Securities traded in U.S. dollars unless otherwise indicated.
a Non-income producing.
b See Note 7 regarding defaulted securities.
c See Note 8 regarding restricted securities.


                       See notes to financial statements.



FRANKLIN MULTI-INCOME TRUST
Financial Statements

Statement of Assets and Liabilities
March 31, 1998


Assets:
Investments in securities, at value (cost $68,932,914)                                         $84,177,617
Receivables:
 Investment securities sold                                                                      3,080,684
 Dividends and interest                                                                          1,391,359
Note issuance costs (Note 3)                                                                        42,656
                                                                                               -----------
Total assets                                                                                    88,692,316
                                                                                               -----------

Liabilities:
 Payables:
  Investment securities purchased                                                                1,880,597
  Affiliates                                                                                        60,284
  Notes (Note 3)                                                                                16,000,000
  Accrued interest (Note 3)                                                                         48,000
 Distributions to shareholders                                                                     374,886
 Funds advanced by custodian                                                                        91,867
 Other liabilities                                                                                  46,852
                                                                                               -----------
Total liabilities                                                                               18,502,486
                                                                                               -----------
 Net assets, at value                                                                          $70,189,830
                                                                                               ===========

Net assets consist of:
 Accumulated distributions in excess of net investment income                                 $   (171,723)
 Net unrealized appreciation                                                                    15,244,340
 Accumulated net realized gain                                                                   1,327,099
 Capital shares                                                                                 53,790,114
                                                                                               -----------
  Net assets, at value                                                                         $70,189,830
                                                                                               ===========

Net asset value per share ($70,189,830 / 5,857,600 shares of beneficial interest outstanding)       $11.98
                                                                                               ===========



                       See notes to financial statements.



FRANKLIN MULTI-INCOME TRUST
Financial Statements (continued)

Statement of Operations
for the year ended March 31, 1998

Investment income:
(net of foreign taxes of $1,543)
 Dividends                                                                           $2,025,223
 Interest                                                                             4,189,259
                                                                                     ----------
Total investment income                                                                          $ 6,214,482
Expenses:
 Management fees (Note 4)                                                               694,082
 Transfer agent fees                                                                     27,999
 Custodian fees                                                                           1,901
 Reports to shareholders                                                                 11,888
 Registration and filing fees                                                                75
 Professional fees                                                                       24,318
 Trustees' fees and expenses (Note 4)                                                     9,494
 Amortization of note issuance costs                                                     29,250
 Other                                                                                   18,581
                                                                                     ----------
Total expenses                                                                                       817,588
Interest expense (Note 3)                                                                          1,152,000
                                                                                                   ---------
 Net expenses                                                                                      1,969,588
                                                                                                   ---------
  Net investment income                                                                            4,244,894
                                                                                                   ---------

Realized and unrealized gains (losses):
 Net realized gain from:
  Investments                                                                         3,136,740
  Foreign currency transactions                                                           1,844
                                                                                     ----------
  Net realized gain                                                                                3,138,584

 Net unrealized appreciation (depreciation) on:
  Investments                                                                         9,594,022
  Translation of assets and liabilities
 denominated in foreign currencies                                                         (905)
                                                                                     ----------
  Net unrealized appreciation                                                                      9,593,117
                                                                                                   ---------
Net realized and unrealized gain                                                                  12,731,701
                                                                                                   ---------
Net increase in net assets resulting from operations                                             $16,976,595
                                                                                                   =========



                       See notes to financial statements.



FRANKLIN MULTI-INCOME TRUST
Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended March 31, 1998 and 1997


                                                                                           1998          1997
                                                                                     ------------------------
Increase (decrease) in net assets:
Operations:
 Net investment income                                                                $ 4,244,894    $ 4,655,450
 Net realized gain from investments and foreign currency transactions                   3,138,584      2,055,620
 Net unrealized appreciation (depreciation) on investments and translation of assets and
  liabilities denominated in foreign currencies                                         9,593,117     (2,055,218)
                                                                                     ----------------------------
 Net increase in net assets resulting from operations                                  16,976,595      4,655,852
Distributions to shareholders from:
 Net investment income                                                                 (4,326,914)    (4,527,925)
 In excess of net investment income                                                      (171,723)            --
 Net realized gains                                                                    (2,881,939)    (1,686,989)
                                                                                     ----------------------------
Total distributions to shareholders                                                    (7,380,576)    (6,214,914)
                                                                                     ----------------------------
Net increase (decrease) in net assets                                                   9,596,019     (1,559,062)

Net assets:
 Beginning of year                                                                     60,593,811     62,152,873
                                                                                     ---------------------------
 End of year                                                                          $70,189,830    $60,593,811
                                                                                     ===========================

Undistributed net investment income (accumulated distributions in excess of net
investment income) included in net assets End of year                                  $ (171,723)      $ 82,390
                                                                                     ===========================



                       See notes to financial statements.



FRANKLIN MULTI-INCOME TRUST
Financial Statements (continued)

Statement of Cash Flows
for the year ended March 31, 1998


Dividends and interest received                                                                $ 4,734,956
Operating expenses paid                                                                           (770,321)
Interest expense paid                                                                           (1,152,000)
                                                                                               -----------
 Cash provided- operations                                                                       2,812,635
                                                                                               ===========
Investment purchases                                                                          (227,045,424)
Investment sales                                                                               231,521,498
                                                                                               -----------
 Cash provided- investments                                                                      4,476,074
                                                                                               ===========
Distributions to shareholders                                                                   (7,380,576)
                                                                                               -----------
 Cash used- financing activities                                                                (7,380,576)
                                                                                               ===========
Net change in cash                                                                                 (91,867)
Cash at beginning of year                                                                               --
                                                                                               -----------
Funds advanced by custodian at end of year                                                       $ (91,867)
                                                                                               ===========


Reconciliation  of Net  Investment  Income  to  Net  CashProvided  by  Operating
Activities for the year ended March 31, 1998


Net investment income                                                                           $4,244,894
 Adjustments to reconcile net investment income to net cash provided by operating activities:
  Dividends and interest                                                                        (1,479,526)
  Operating expenses                                                                                47,267
                                                                                               -----------
Net cash provided by operating activities                                                       $2,812,635
                                                                                               ===========



                       See notes to financial statements.



FRANKLIN MULTI-INCOME TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Multi-Income Trust (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund has two classes of securities: senior fixed-rate notes (the Notes) and shares of beneficial interest (the Shares). The Fund seeks to provide high current income.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees. b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

At March 31, 1998, there were an unlimited number of shares authorized ($0.01 par value). During the year ended March 31, 1998, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.


3. SENIOR FIXED-RATE NOTES

On August 16, 1994, the Fund issued $16 million principal amount of a new class of five-year senior notes (the Notes). The Notes are general unsecured obligations of the Fund and rank senior to Trust shares and all existing or future unsecured indebtedness of the Fund.

The Notes bear interest, payable semi-annually, at the rate of 7.20% per year, to maturity on September 15, 1999. The Notes were issued in a private placement, and are not available for resale. Therefore no market value can be obtained for the Notes. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established by Standard & Poor's Corporation, and is required to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the year ended March 31, 1998.

The issuance costs of $146,250 incurred by the Fund are deferred and amortized on a straight line basis over the term of the Notes.


4. TRANSACTION WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or trustees of Franklin Advisers, Inc. (Advisers) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to Advisers of 0.85% per year of the average weekly net assets of the Fund, excluding the principal amount of the Notes.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.


5. INCOME TAXES

At March 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes of $68,932,914 was as follows:

      Unrealized appreciation             $15,839,667
      Unrealized depreciation                (594,964)
                                        -------------
      Net unrealized appreciation         $15,244,703
                                        =============


5.  INCOME TAXES (cont.)

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.


6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 1998 aggregated $36,526,004 and $40,965,601, respectively.


7. CREDIT RISK

The Fund has 54.3% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At March 31, 1998, the Fund held one defaulted security with a value aggregating $375,000 representing .5% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

The Fund has investments in excess of 10% of its total net assets in the Wireless Communication industry. Such concentration may subject the Fund more significantly to economic changes occurring within that industry.


8. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at March 31, 1998 are as follows:

                                        Acquisition
Units         Security                     Date             Cost         Value
--------------------------------------------------------------------------------
1 PG Partners I, L.P..................    3/13/93           $--         $27,333


9. OTHER CONSIDERATIONS

Advisers, as the Fund's manager, may serve as a member of various credit committees, representing credit interests in certain corporate restructuring negotiations. Currently, the manager serves on the credit committee for Harvard Industries. As a result of this involvement, Advisers may be in possession of certain material non-public information. Advisers has not nor does it intend to sell any of its holdings in these securities while in possession of this information.



FRANKLIN MULTI-INCOME TRUST
Independent Auditors' Report


To the Shareholders and Board of Trustees of Franklin Multi-Income Trust:

We have audited the accompanying statement of assets and liabilities of the Franklin Multi-Income Trust, including the Fund's statement of investments, as of March 31, 1998, and the related statements of operations and cash flows for the year ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 1998, the results of its operations and its cash flows for the year then ended, and the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.


San Francisco, California
May 5, 1998



FRANKLIN MULTI-INCOME TRUST
Tax Information

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates the following amounts as capital gain dividends for the fiscal year ended March 31, 1998:

      28% Gain                              $ 103,225
      20% Gain                             $2,727,748
                                        -------------
      Total                                $2,830,973
                                        =============

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 33.55% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 1998.






Franklin Multi-Income Trust
Annual Report
March 31, 1998.

APPENDIX
DESCRIPTION OF GRAPHIC  MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304
(a) OF REGULATION S-T)


GRAPHIC MATERIAL (1)

This chart shows in pie format the portfolio composition of the Franklin Multi-Income Trust based on a percentage of total market value as of 3/31/98.

Corporate Bonds                            48.1%
Utility Stocks                             37.1%
Misc. Equities & Preferred Stock           12.6%
Convertible Bonds                           1.8%
Foreign Currency Denominated Bonds          0.4%